SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]    Preliminary Proxy Statement
         [ ]    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e)(2)
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or
                ss. 240.14a-12

                PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.

--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

         [X]    No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                1) Title of each class of securities to which transaction applies:
                2) Aggregate number of securities to which transaction applies:
                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                4)    Proposed maximum aggregate value of transaction:
                5)    Total fee paid: ___________

         [ ]    Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)    Amount Previously Paid:
                2)    Form, Schedule or Registration No.:
                3)    Filing Party:
                4)    Date Filed:

Phoenix Equity Planning Corporation       101 Munson Street              Toll Free 800 243-1574
                                          PO Box 88
                                          Greenfield, MA 01302-0088

[LOGO]  PHOENIX
        INVESTMENT PARTNERS



                              --------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 14, 2000
                              --------------------

                                                                   July 25, 2000



Dear Shareholder:

      We are pleased to enclose the proxy statement for the September 14, 2000 special shareholders meeting of your Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

      We are asking shareholders to approve a tax-free reorganization of the Fund into a Delaware business trust. This is part of our effort to integrate all of our mutual funds by adopting a single business form, domicile, form of charter and fundamental investment restrictions. We think this effort offers the opportunity for operational efficiencies that will benefit all shareholders. The reorganization will not change your Fund's investment adviser or its portfolio manager, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization.

      Your Board of Directors believes that the proposed reorganization is in the best interests of the shareholders and has unanimously recommended that shareholders of the Fund vote for the reorganization and for the other matters identified in the proxy statement and proxy. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

      I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

Sincerely,


/s/ Philip R. McLoughlin
Philip R. McLoughlin
President, Phoenix Funds

           This letter has been prepared solely for the information of existing shareholders.
               This letter is not authorized for distribution to
                             prospective investors.

Mutual funds distributed by Phoenix Equity Planning Corporation.

                PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574

                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 14, 2000

To the Shareholders:

      A special meeting of shareholders of Phoenix-Oakhurst Strategic Allocation Fund, Inc., (the "Fund") will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 on September 14, 2000 at 2:00 p.m., local time, for the following purposes:

      (1) To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a Delaware business trust.

      (2) To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

      You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Fund at the close of business on July 17, 2000.

      Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

      o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

      o    By mail, with the enclosed proxy card and postage-paid envelope; or

      o    In person at the meeting.

      We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

           PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
           YOUR VOTE IS IMPORTANT.

                             By Order of the Board of Directors
                             of Phoenix-Oakhurst Strategic Allocation Fund, Inc.





                             G. JEFFREY BOHNE
                             Secretary

                PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574

                              --------------------

                                 PROXY STATEMENT

                             MEETING OF SHAREHOLDERS

      This proxy statement is being furnished in connection with the solicitation by the Board of Directors of Phoenix-Oakhurst Strategic Allocation Fund, Inc., (the "Fund") of proxies to be used at a meeting of the shareholders of the Fund and at any adjournment(s) thereof.

      The purpose of the meeting is to consider a plan to reorganize the Fund from a Massachusetts corporation into a new Delaware business trust (the "Delaware Trust"). To accomplish the reorganization, the Delaware Trust has been formed and the Fund will be established (the "New Fund") as an individual series of the Delaware Trust. The New Fund will have the same classes of shares as the classes of the existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

      The reorganization will not change the Fund's investment objective or principal investment strategy, investment adviser, independent accountants or fiscal year. Each shareholder will own the same number of shares of the New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. The New Fund will offer the same shareholder services as the Fund. The New Fund will operate under the name "Phoenix-Oakhurst Strategic Allocation Fund."

      This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about July 25, 2000.

VOTING INFORMATION

      Shareholders of record of the Fund at the close of business on July 17, 2000 will be entitled to vote at the meeting or at any adjournments thereof. On that date, there were issued and outstanding 17,027,170.273 shares of the Fund.

       Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The holders of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, the approval of the reorganization proposal requires the vote of two-thirds of the shares of the Fund entitled to vote. The reorganization will not take place unless the Fund approves the reorganization proposal. If the reorganization is not approved by the Fund, the Fund will continue as a Massachusetts corporation and the Board of Directors of the Fund may consider other alternatives that it views as being in the best interests of the shareholders of the Fund.

      For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

      If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

      The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Directors of the Fund is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

      Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise

      o by written notice of the proxy's revocation to the Secretary of the Fund at the above address prior to the meeting;

      o by the subsequent execution and return of another proxy prior to the meeting;

      o    by submitting a subsequent telephone vote; or

      o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

APPRAISAL RIGHTS

      The staff of the Securities and Exchange Commission ("SEC") has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the Investment Company Act of 1940 (the "1940 Act") and Rule 22c-1 thereunder. Rule 22c-1 generally requires that shares of a registered open-end investment company be valued at their next determined net asset value. For purposes of this proxy statement, the "1940 Act" includes the rules and regulations of the SEC issued under that Act.

SOLICITATION OF PROXIES

      In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Fund may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of the solicitation of proxies will be borne by the Fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Fund to act as solicitor and will receive fees estimated at $8,000, plus reimbursement of out-of-pocket expenses.

      If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      As of July 7, 2000, no shareholder owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's shares.

      On July 7, 2000, the Directors and officers as a group owned beneficially less than one percent of the Fund's outstanding shares.

      A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

REASONS FOR THE PROPOSED REORGANIZATION

      The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of trust instrument and standardized fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

      In recent years, many mutual funds have reorganized as Delaware business trusts. The Directors believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Fund. A Massachusetts corporation is subject to the legal requirements imposed by Massachusetts corporate law. A Delaware business trust is subject to fewer statutory requirements.

      It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. For example, the Delaware trust will not be required to hold an annual meeting of shareholders. Delaware law affords to Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees will have the power to amend the Delaware trust instrument, merge or consolidate the New Fund with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. The flexibility under the Delaware trust instrument should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Fund's current Massachusetts Articles of Organization and the proposed Delaware trust instrument, see "Certain Comparative Information about the Fund and the Delaware Trust" on page 11.

      The New Fund has fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These restrictions differ in certain respects from those of the existing Fund. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the New Fund. For a more detailed comparison of the current and proposed fundamental investment restrictions, see "Comparative Investment Restrictions" on page 4.

THE AGREEMENT AND PLAN OF REORGANIZATION

      The reorganization will consist of several steps that will occur on a closing date following shareholder approval. First, the Fund will transfer all of its assets to the New Fund in exchange solely for all of the shares of the New Fund. The New Fund will also assume all of the liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute shares of the New Fund to its shareholders in exchange for their shares of the Fund. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

      The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Directors. The significant conditions which may not be waived include: (a) the receipt by the Fund and the Delaware Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Fund. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Fund prior to the closing date, by the Board of Directors. In addition, the reorganization agreement may be amended by the Board of Directors. However, the reorganization agreement may not be amended subsequent to the shareholders meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Fund without shareholder approval.

      The closing of the reorganization is scheduled to occur on the first Friday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about September 29, 2000.

      The reorganization agreement authorizes the Fund, as the sole shareholder of the New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

      o    elect trustees of the Delaware Trust;

      o    approve an investment management agreement with Phoenix; and

      o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Fund.

      Following the completion of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Fund under the laws of the Commonwealth of Massachusetts.

                THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT
                   DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS
                       APPROVE THE PLAN OF REORGANIZATION.

MANAGEMENT AND OTHER SERVICE PROVIDERS

      Phoenix, the current adviser of the Fund, will continue to serve as investment adviser to the New Fund following the reorganization. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to approve a new advisory agreement with Phoenix that is substantially identical to the current agreement. The rate of advisory fees payable to Phoenix under the new advisory agreement will be the same as under the current agreement.

      Phoenix acts as the investment adviser for 14 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

      All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut is a majority shareholder of PXP.

      As compensation for its services, Phoenix receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the Fund's average daily net assets from $1 billion to $2 billion and 0.55% of the Fund's average daily net assets in excess of $2 billion.

      The current advisory agreement with Phoenix was last approved by the Board of Directors on November 19, 1999. The advisory agreement may be terminated without penalty at any time on sixty days written notice, either by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Fund, or by the Advisor, and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

      PricewaterhouseCoopers LLP currently serves as the Fund's independent accountants and will also serve as independent accountants for the New Fund. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund's independent accountants. State Street Bank and Trust Company will continue to serve as custodian of the New Fund's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR

      The Fund currently operates on a fiscal year ending December 31. Following the reorganization, the New Fund will also operate on a fiscal year ending December 31.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY

      The investment objectives and principal investment strategy of the New Fund will be identical to the investment objectives and principal investment strategy of the Fund.

COMPARATIVE INVESTMENT RESTRICTIONS

      The Fund is currently subject to certain investment restrictions that restrict the scope of its investments. As a result of the reorganization, shareholders will hold an interest in the New Fund with somewhat different investment restrictions than the Fund. The differences between the fundamental investment restrictions applicable to the Fund and the fundamental investment restrictions applicable to the New Fund include the following:

      Diversification. The percentage limitations in the Fund's current diversification restriction apply to all of the Fund's assets. The percentage limitations in the proposed restriction will apply to only 75% of the assets of the New Fund. Consequently, 25% of the New Fund's assets are in a basket that is excluded from the limitations. This would permit the New Fund to invest in a smaller number of issuers than the Fund is currently permitted to invest in. The New Fund's restriction is based upon the definition of a "diversified company" under the 1940 Act. If the New Fund were to invest in a smaller number of issuers, the performance of a single issuer could have a substantial impact on the New Fund's share price. Thus, the New Fund could be exposed to increased volatility to the extent it invests in a smaller number of issuers.

      Concentration. The Fund has an investment restriction which prohibits the Fund from concentrating its investments in the securities and issuers all of which conduct their principal business activities in the same industry provided that the restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under the restriction applicable to the New Fund, the New Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities). The restriction applicable to the New Fund is essentially identical to the Fund's restriction because the SEC has taken the position that "concentration" means a fund has invested more than 25% of its assets in any one industry.

      Borrowing. The Fund may not borrow money in excess of 5% of the market value of its total assets. The Fund may only borrow within this limitation as a temporary measure for emergency or extraordinary purposes. The New Fund has greater flexibility to borrow money in that it may borrow up to one-third of its total assets (including the amount borrowed) from banks, plus an additional 5% of its total assets from banks or other lenders for temporary purposes. Any borrowing would exaggerate the effect on the New Fund's net asset value resulting from any increase or decrease in the market price of securities in the New Fund's portfolio and, therefore, may increase the volatility of the New Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed restriction does not contain a limitation on pledging of assets. The 1940 Act does not require a mutual fund to adopt a fundamental investment restriction regarding the pledging of assets. The New Fund's borrowing restriction is based upon the limitations currently imposed on borrowing by mutual funds by the 1940 Act.

      Senior Securities. Under the Fund's current restriction, the Fund may not issue senior securities as defined in the 1940 Act except to the extent that it is permissible to borrow money from banks pursuant to the Fund's investment restriction regarding the borrowing of money. The New Fund has greater flexibility to issue senior securities in that activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by the restriction on senior securities. Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The restriction applicable to the New Fund clarifies that it is allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the New Fund will have greater flexibility to issue senior securities, the New Fund may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, the New Fund could experience increased risks due to the effects of leveraging.

      Real Estate. Under the Fund's current restriction, the Fund may not make any investment in real estate or real estate limited partnerships, except for the purchase of marketable securities which are secured by interests in real estate or issued by companies that deal in real estate. The proposed restriction is substantially similar to the current restriction but would also permit the New Fund to acquire or lease office space for its own use, although it is not anticipated that the New Fund will do so. The proposed restriction would also permit the New Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that had gone into bankruptcy). While Phoenix believes this possibility is remote, this change would provide useful flexibility should such an event occur.

      Commodities. The current restriction permits the Fund to invest in futures and options on futures so long as the aggregate sum of the initial margin deposits and the premiums paid for related options do not exceed 5% of the Fund's total assets. The current restriction also permits the Fund to invest in options, subject to a similar 5% limitation, and to write exchange-traded covered call options. The restriction applicable to the New Fund permits it to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. The restriction applicable to the New Fund does not impose percentage limitations. However, the New Fund's ability to engage in futures contracts and options on futures remains subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current

CFTC rules, the New Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposits and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the New Fund.

      Lending. Under the Fund's restriction on lending, the Fund may not make loans to other persons except that it may lend portfolio securities (up to one-third of the market or other fair value of its total assets). The lending restriction applicable to the New Fund does not contain any percentage limitation. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, the New Fund would be able to take advantage of that increased flexibility. The Fund's restriction on lending limits the Fund's investments in repurchase agreements to 10% of its total assets and requires that these investments be liquid. The investment restriction applicable to the New Fund does not contain any limitations on investments in repurchase agreements. Based on current SEC staff positions, the New Fund may not invest more than 15% of its assets in illiquid securities. The proposed restriction would permit the New Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program.

Other Restrictions. Unlike the Fund, the New Fund does not have fundamental investment restrictions relating to purchases of securities on margin, short sales, purchases of securities of other investment companies, investing in unseasoned issuers, purchasing warrants or rights, purchasing illiquid securities, investing in oil, gas or mineral exploration interests or investments in companies in which Directors or officers own an interest. Phoenix believes these restrictions were based on the requirements formerly imposed by state "blue sky" regulations as a condition to registration. These state laws are no longer applicable to mutual funds. Phoenix does not presently anticipate that the lack of these fundamental investment restrictions will have a material impact on the investment techniques employed by the New Fund.

      The table below sets forth the existing fundamental investment restrictions of the Fund and the new fundamental investment restrictions which will be applicable to the New Fund if the shareholders approve the proposed reorganization. Fundamental investment restrictions may be changed only upon approval by the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act.

------------------------------ ------------------------------------------- -----------------------------------------------
       SUBJECT MATTER
       OF RESTRICTION                     PROPOSED RESTRICTION                          CURRENT RESTRICTION
------------------------------ ------------------------------------------- -----------------------------------------------

Diversification                The Fund may not, with respect to           The Fund may not invest more than 5% of its
                               75% of its total assets, purchase           total assets in the securities of any one
                               securities of an issuer (other than the     issuer (except the U.S. Government) or
                               U.S. Government, its agencies,              purchase more than 10% of the outstanding
                               instrumentalities or authorities or         voting securities or more than 10% of the
                               repurchase agreements collateralized        securities of any class of any one issuer.
                               by U.S. Government securities and other
                               investment companies), if: (a) such
                               purchase would, at the time, cause more
                               than 5% of the Fund's total assets taken
                               at market value to be invested in the
                               securities of such issuer; or (b) such
                               purchase would at the time result in more
                               than 10% of the outstanding voting
                               securities of such issuer being held by
                               the Fund.
------------------------------ ------------------------------------------- -----------------------------------------------

------------------------------ ------------------------------------------- -----------------------------------------------
       SUBJECT MATTER
       OF RESTRICTION                     PROPOSED RESTRICTION                          CURRENT RESTRICTION
------------------------------ ------------------------------------------- -----------------------------------------------


Industry Concentration         The Fund may not purchase securities if,    The Fund may not concentrate its assets in
                               after giving effect to the purchase, more   the securities of issuers which conduct their
                               than 25% of its total assets would be       principal business activities in the same
                               invested in the securities of one or more   industry. This restriction does not apply to
                               issuers conducting their principal          obligations issued or guaranteed by the U.S.
                               business activities in the same industry    Government, its agencies or instrumentalities.
                               (excluding the U.S. Government, its
                               agencies or instrumentalities).
------------------------------ ------------------------------------------- -----------------------------------------------
Borrowing                      The Fund may not borrow money, except (i)   The Fund may not borrow in excess of 5% of
                               in amounts not to exceed one-third of the   the market or other fair value of its total
                               value of the Fund's total assets            assets, or pledge its assets to an extent
                               (including the amount borrowed) from        greater than 5% of the market or other fair
                               banks, and (ii) up to an additional 5% of   value of its total assets. Any such
                               its total assets from banks or other        borrowings shall be from banks and shall be
                               lenders for temporary purposes. For         undertaken only as a temporary measure for
                               purposes of this restriction, (a)           extraordinary or emergency purposes. Deposits
                               investment techniques such as margin        in escrow in connection with the writing of
                               purchases, short sales, forward             covered call options, or the purchase or sale
                               commitments, and roll transactions, (b)     of financial futures contracts and related
                               investments in instruments such as          options are not deemed to be a pledge or
                               futures contracts, swaps, and options and   other encumbrance.
                               (c) short-term credits extended in
                               connection with trade clearance and
                               settlement, shall not constitute
                               borrowing.
------------------------------ ------------------------------------------- -----------------------------------------------

Senior Securities              The Fund may not issue "senior              The Fund may not issue senior securities as
                               securities" in contravention of the 1940    defined in the Investment Company Act of 1940
                               Act. Activities permitted by SEC            except to the extent that it is permissible
                               exemptive orders or staff interpretations   to borrow money from banks pursuant to he
                               shall not be deemed to be prohibited by     Fund's investment restrictions regarding the
                               this restriction.                           borrowing of money.
------------------------------ ------------------------------------------- -----------------------------------------------

Underwriting                   The Fund may not underwrite the             The Fund may not underwrite the securities of
                               securities issued by other persons,         other issuers, except to the extent that in
                               except to the extent that, in connection    connection with the disposition of its
                               with the disposition of portfolio           portfolio securities, the Fund may be deemed
                               securities, the Fund may be deemed to be    to be an underwriter.
                               an underwriter under applicable law.
------------------------------ ------------------------------------------- -----------------------------------------------

Real Estate                    The Fund may not purchase or sell real      The Fund may not make any investment in real
                               estate, except that the Fund may (i)        estate or real estate limited partnerships,
                               acquire or lease office space for its own   except that the Fund may purchase or sell
                               use, (ii) invest in securities of issuers   readily marketable securities which are
                               that invest in real estate or interests     secured by interests in real estate, or
                               therein, (iii) invest in mortgage-related   issued by companies which deal in real
                               securities and other securities that are    estate, including real estate investment and
                               secured by real estate or interests         mortgage investment trusts.
                               therein, (iv) hold and sell real estate
                               acquired by the Fund as a result of the
                               ownership of securities.
------------------------------ ------------------------------------------- -----------------------------------------------

------------------------------ ------------------------------------------- -----------------------------------------------
       SUBJECT MATTER
       OF RESTRICTION                     PROPOSED RESTRICTION                          CURRENT RESTRICTION
------------------------------ ------------------------------------------- -----------------------------------------------

Commodities                    The Fund may not purchase or sell           The Fund may not make any investment in
                               commodities or commodity contracts,         commodities or commodities contracts, except
                               except the Fund may purchase and sell       that the Fund may engage in financial futures
                               derivatives (including, but not limited     contracts and related options transactions,
                               to, options, futures contracts and          provided that the sum of the initial margin
                               options on futures contracts) whose value   deposits on the Fund's futures and related
                               is tied to the value of a financial index   options positions and the premiums paid for
                               or a financial instrument or other asset    related options would not exceed 5% of the
                               (including, but not limited to,             Fund's total assets.
                               securities indexes, interest rates,
                               securities, currencies and physical
                               commodities).                               The Fund may not write, purchase or sell
                                                                           puts, calls or combinations thereof,
                                                                           except that the Fund may (a) write
                                                                           exchange-traded covered call options on
                                                                           portfolio securities and enter into
                                                                           closing purchase transactions with
                                                                           respect to such options, (b) purchase
                                                                           exchange traded call options and put
                                                                           options, provided that the premiums on
                                                                           all outstanding call and put options
                                                                           do not exceed 5% of its total assets,
                                                                           and enter into closing sale transactions
                                                                           with respect to such options, and (c)
                                                                           engage in financial futures contracts
                                                                           and related options transactions, provided
                                                                           that the sum of the initial margin
                                                                           deposits on the Fund's existing futures
                                                                           and related options positions and the
                                                                           premiums paid for related options would
                                                                           not exceed 5% of its total assets.

------------------------------ ------------------------------------------- -----------------------------------------------

Lending                        The Fund may not make loans, except that    The Fund may not make loans, except that the
                               the Fund may (i) lend portfolio             Fund may (a) invest up to 10% of its total
                               securities, (ii) enter into repurchase      assets in repurchase agreements of a type
                               agreements, (iii) purchase all or a         regarded as "liquid" which are fully
                               portion of an issue of debt securities,     collateralized as to principal and interest
                               bank loan participation interests, bank     and which are entered into only with
                               certificates of deposit, bankers'           commercial banks, brokers and dealers
                               acceptances, debentures or other            considered by the Fund to be creditworthy and
                               securities, whether or not the purchase     (b) loan its portfolio securities in amounts
                               is made upon the original issuance of the   up to one-third of the market or other fair
                               securities and (iv) participate in an       value of its total assets.
                               interfund lending program with other
                               registered investment companies.
------------------------------ ------------------------------------------- -----------------------------------------------

Purchases on Margin            None.                                       The Fund may not purchase securities on
                                                                           margin, except that the Fund may obtain such
                                                                           short-term credits as may be necessary for
                                                                           the clearance of purchases and sales of
                                                                           securities. The deposit or payment by the
                                                                           Fund of initial or maintenance margin in
                                                                           connection with financial futures contracts
                                                                           or related options transactions is not
                                                                           considered the purchase of a security on
                                                                           margin.
------------------------------ ------------------------------------------- -----------------------------------------------

------------------------------ ------------------------------------------- -----------------------------------------------
       SUBJECT MATTER
       OF RESTRICTION                     PROPOSED RESTRICTION                          CURRENT RESTRICTION
------------------------------ ------------------------------------------- -----------------------------------------------

Short Sales                    None.                                       The Fund may not make short sales of
                                                                           securities, unless at the time of sale the
                                                                           Fund owns an equal amount of such securities.
------------------------------ ------------------------------------------- -----------------------------------------------

Investment Companies           None.                                       The Fund may not purchase securities of other
                                                                           investment companies, except that the Fund
                                                                           may make such a purchase (a) in the open
                                                                           market involving no commission or profit to a
                                                                           sponsor or dealer (other than the customary
                                                                           broker's commission), provided that
                                                                           immediately thereafter (i) not more than 10%
                                                                           of the Fund's total assets would be invested
                                                                           in such securities and (ii) not more than 3%
                                                                           of the voting stock of another investment
                                                                           company would be owned by the Fund, or (b) as
                                                                           part of a merger, consolidation, or
                                                                           acquisition of assets.
------------------------------ ------------------------------------------- -----------------------------------------------

Director and Officer           None.                                       The Fund may not invest in securities of any
Interest                                                                   issuer if any officer or Director of the Fund
                                                                           or any officer or director of the Advisor
                                                                           owns more than 1/2 of 1% of the outstanding
                                                                           securities of such issuer and all such
                                                                           persons own in the aggregate more than 5% of
                                                                           the securities of such issuer.
------------------------------ ------------------------------------------- -----------------------------------------------

Unseasoned Issuers             None.                                       The Fund may not invest in the aggregate more
                                                                           than 5% of its total assets in the securities
                                                                           of any issuers which have (with predecessors) a
                                                                           record of less than three years of continuous
                                                                           operations.
------------------------------ ------------------------------------------- -----------------------------------------------

Warrants or Rights             None.                                       The Fund may not invest in warrants or rights
                                                                           except where acquired in units or attached to
                                                                           other securities.
------------------------------ ------------------------------------------- -----------------------------------------------

Illiquid Securities            None.                                       The Fund may not purchase an illiquid
                                                                           security such as a restricted security
                                                                           (including repurchase agreements of a type
                                                                           regarded as "illiquid") or a security for
                                                                           which market value quotations are not readily
                                                                           available if as a result of such purchase
                                                                           more than 15% of the Fund's net assets would
                                                                           be invested in such securities.
------------------------------ ------------------------------------------- -----------------------------------------------

Oil, Gas and Mineral           None.                                       The Fund may not invest in interests in oil,
Exploration                                                                gas, or other mineral exploration or
                                                                           development programs.
------------------------------ ------------------------------------------- -----------------------------------------------

FEDERAL INCOME TAX CONSEQUENCES

      As a condition to the reorganization, the Fund will receive a tax opinion from its counsel, Goodwin, Procter & Hoar LLP. The tax opinion will provide that subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

      o the transfer of all of the assets of the Fund solely in exchange for shares of the New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      o no gain or loss will be recognized by the Fund on the transfer of the assets of the Fund to the New Fund in exchange for New Fund shares and the assumption by the New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

      o the tax basis of the Fund's assets acquired by the New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of the Fund in the hands of the New Fund will include the period during which those assets were held by the Fund;

      o no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

      o no gain or loss will be recognized by shareholders of the Fund upon the receipt of shares of the New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

      o the aggregate tax basis of the New Fund shares, including any fractional shares, received by each shareholder of the Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of the Fund will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

      The Fund has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Fund in exchange for New Fund shares, the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to shareholders of the Fund, do not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

      Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Fund should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

      The distribution arrangements of the New Fund will be the same as those of the Fund. The Fund currently offers Class A and Class B shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the New Fund in exchange for their shares in the Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of the New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the Fund.

      Equity Planning serves as the distributor of shares for the Fund and will also be the distributor of the New Fund. The Delaware Trust will adopt distribution plans under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Fund and the furnishing of shareholder services that are substantially identical to the existing distribution plans for the Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

      The New Fund will offer the same shareholder services as the Fund, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

      Shareholders may exchange shares for another Phoenix Fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

      Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS

      The New Fund will have the same dividend and distribution policy as the Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE DELAWARE TRUST

      The following is a summary of certain differences between and among the articles of organization and by-laws of the Fund and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the articles of organization and by-laws of the Fund and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

      General. The Fund was organized as a Massachusetts corporation in 1966. The Fund is currently governed by its Articles of Organization dated March 21, 1967, as amended (the "Massachusetts Charter"). As a Massachusetts corporation, the Fund's operations are currently governed by the Massachusetts Charter and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in July 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law.

      Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Directors of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Fund to operate in a more efficient and economical manner. The Directors' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

      Term of Trustees. The term of office of a Trustee of the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust or by a vote of two-thirds of the number of Trustees prior to such removal. Under Massachusetts law, Directors of the Fund currently hold office until the next annual meeting and until their respective successors are chosen and qualified. Under Massachusetts law, Directors may be removed from office with or without cause by a majority shareholder vote. In addition, under Massachusetts law, a Director may be removed from office for cause by vote of a majority of the Directors then in office.

      Liability of Trustees and Officers. Under Massachusetts law, the charter of a corporation may include provisions limiting the liability of its Directors and officers to the corporation, subject to certain exceptions. The Massachusetts Charter does not currently contain any such provision. A Trustee of the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under both the Massachusetts Charter and the Delaware Trust, Directors/Trustees, officers and employees will be indemnified by the respective entity for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Under Massachusetts law, no indemnification may be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation.

      Issuance of Shares. The Delaware Trust is authorized to issue an unlimited number of shares of beneficial interests of one or more series or classes. The Fund is authorized to issue only the number of shares of common stock specified in the Massachusetts Charter. In order to increase the number of authorized shares, a majority of each class of stock outstanding and entitled to vote thereon must approve an amendment to the Massachusetts Charter providing for the increase in authorized shares and the Fund must make a filing with the Commonwealth of Massachusetts.

      Shareholder Liability. Under Massachusetts law, shareholders of a Fund organized as a Massachusetts corporation generally have no personal liability for the Fund's obligations. Shareholders of a Delaware business trust generally have the same protection from personal liability that they would have as shareholders of a Massachusetts corporation.

      Shareholder Voting. The voting rights of shareholders of the Fund are based on the number of shares the shareholder owns. Each holder of a share of the Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust. Therefore, on matters affecting the New Fund as a whole, where each class of the New Fund is required to vote together on an issue, shareholders who own shares of a class with a higher net asset value per share would have more voting power than they currently have relative to shareholders who own shares of a class with a lower net asset value per share. On matters where only shareholders of a single class vote on an issue, all shareholders of the class would have the same voting rights since the net asset value per share is the same for all shares in a single class.

      Shareholder Meetings. Under Massachusetts law, a corporation is required to hold an annual meeting of shareholders within six months after the end of its fiscal year. In addition, Massachusetts law provides that special meetings of a Massachusetts corporation may be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote at the meeting. The Delaware Business Trust is not required to hold annual shareholder meetings, and the Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

      Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Massachusetts law requires a shareholder vote for a merger, consolidation, share exchange or transfer of assets of the Fund.

      Classification or Reclassification of Shares. The Delaware Trust allows the Trustees to classify or re-classify any issued shares into shares of one or more series or classes without obtaining any shareholder approval. While the Directors of a Massachusetts corporation are permitted to classify or reclassify unissued shares without shareholder approval, the classification or reclassification of issued shares currently requires the approval of shareholders.

      Termination of Trust or Fund. Under the Delaware Trust Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. The New Fund or a class thereof may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New Fund or class. As a Massachusetts corporation, a shareholder vote is required in order to dissolve the Fund.

      Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Declaration of Trust without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). Under Massachusetts law, a shareholder vote is required to amend the Massachusetts Charter.

CURRENT BOARD COMMITTEES AND MEETINGS

      The 1940 Act requires that at least one-half of the Directors of the Fund and, following the reorganization, Trustees of the Delaware Trust, be elected by shareholders. The Fund currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to elect the then current Trustees of the Fund, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

      Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and

Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

--------------------------------- --------------------- -----------------------------------------------------------------
                                  POSITIONS HELD
NAME, ADDRESS AND AGE             WITH THE FUND          PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
--------------------------------- --------------------- -----------------------------------------------------------------
Robert Chesek (66)                Director               Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                         Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix
Wethersfield, CT 06109                                   Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                         Phoenix-Seneca Funds (2000-present).

--------------------------------- --------------------- -----------------------------------------------------------------
E. Virgil Conway (71)             Director               Chairman, Metropolitan Transportation Authority
9 Rittenhouse Road                                       (1992-present). Trustee/Director, Consolidated Edison Company
Bronxville, NY 10708                                     of New York, Inc. (1970-present), Pace University
                                                         (1978-present), Atlantic Mutual Insurance Company
                                                         (1974-present), HRE Properties (1989-present), Greater New
                                                         York Councils, Boy Scouts of America (1985-present), Union
                                                         Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                         Securities Fund (Advisory Director) (1990-present), Centennial
                                                         Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                         (1975-present), The Harlem Youth Development Foundation
                                                         (1987-present) and New York Housing Partnership Development
                                                         Corp. (1981-present). Director, Accuhealth (1994-present),
                                                         Trism, Inc. (1994-present), Realty Foundation of New York
                                                         (1972-present), Vice Chairman, The Academy of Political
                                                         Science (1985-present). Director/Trustee, Phoenix Funds
                                                         (1993-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix
                                                         Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                         Phoenix-Seneca Funds (2000-present). Director, Duff & Phelps
                                                         Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                         Corporate Bond Trust Inc. (1995-present). Chairman/Member, Audit
                                                         Committee of the City of New York (1981-1996). Advisory
                                                         Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                         (1989-1996) and Fund Directions (1993-1998). Chairman,
                                                         Financial Accounting Standards Advisory Council (1992-1995).

--------------------------------- --------------------- -----------------------------------------------------------------
Harry Dalzell-Payne (71)          Director               Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                 Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Elmore Court                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Elmore, GLOS GL2 6NT, UK                                 Funds (1999-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1995-present). Formerly a Major General of the British Army.

--------------------------------- --------------------- -----------------------------------------------------------------
*Francis E. Jeffries (69)         Director               Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                     Phoenix-Aberdeen Series, and Phoenix Duff & Phelps
 #902                                                    Institutional Mutual Funds (1996-present) and Phoenix-Seneca
 Naples, FL 34108                                        Funds (2000-present). Director, Duff & Phelps Utilities
                                                         Income Inc. (1987-present), Duff & Phelps Utilities Tax-Free
                                                         Income Inc. (1991-present) and Duff & Phelps Utility and
                                                         Corporate Bond Trust Inc. (1993-present). Director, The
                                                         Empire District Electric Company (1984-present). Director
                                                         (1989-1997), Chairman of the Board (1993-1997), President
                                                         (1989-1993), and Chief Executive Officer (1989-1995), Phoenix
                                                         Investment Partners, Ltd.

--------------------------------- --------------------- -----------------------------------------------------------------

--------------------------------- --------------------- -----------------------------------------------------------------
                                  POSITIONS HELD
NAME, ADDRESS AND AGE             WITH THE FUND          PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
--------------------------------- --------------------- -----------------------------------------------------------------
Leroy Keith, Jr. (61)             Director               Chairman (1995-present) and Chief Executive Officer
Chairman                                                 (1995-1999), Carson Products Company. Director/Trustee,
Carson Products Company                                  Phoenix Funds (1980-present). Trustee, Phoenix-Aberdeen Series
64 Ross Road                                             Fund, Phoenix Duff & Phelps Institutional Mutual Funds
Savannah, GA 30750                                       (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                         Director, Equifax Corp. (1991-present) and Evergreen
                                                         International Fund, Inc. (1989-present). Trustee, Evergreen
                                                         Liquid Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free
                                                         Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                         Trust.

--------------------------------- --------------------- -----------------------------------------------------------------
*Philip R. McLoughlin (53)        Director and           Chairman (1997-present), Director (1995-present), Vice
                                  President              Chairman (1995-1997) and Chief Executive Officer
                                                         (1995-present), Phoenix Investment Partners, Ltd. Director
                                                         (1994-present) and Executive Vice President, Investments
                                                         (1988-present), Phoenix Home Life Mutual Insurance Company.
                                                         Director/Trustee and President, Phoenix Funds (1989-present).
                                                         Trustee and President, Phoenix-Aberdeen Series Fund and
                                                         Phoenix Duff & Phelps Institutional Mutual Funds
                                                         (1996-present). Director, Duff & Phelps Utilities Tax-Free
                                                         Income Inc. (1995-present) and Duff & Phelps Utility and
                                                         Corporate Bond Trust Inc. (1995-present). Trustee,
                                                         Phoenix-Seneca Funds (1999-present). Director (1983-present)
                                                         and Chairman (1995-present), Phoenix Investment Counsel, Inc.
                                                         Director (1984-present) and President (1990-1999), Phoenix
                                                         Equity Planning Corporation. Chairman and Chief Executive
                                                         Officer, Phoenix-Zweig Advisers LLC (1999-present). Director,
                                                         PXRE Corporation (Delaware) (1985-present) and World Trust
                                                         Fund (1991-present). Director and Executive Vice President,
                                                         Phoenix Life and Annuity Company (1996-present). Director
                                                         and Executive Vice President, PHL Variable Insurance
                                                         Company (1995-present). Director, Phoenix Charter Oak Trust
                                                         Company (1996-present). Director and Vice President, PM
                                                         Holdings, Inc. (1985-present). Director (1992-present)
                                                         and President (1992-1994), W.S. Griffith & Co., Inc. Director,
                                                         PHL Associates, Inc. (1995-present).

--------------------------------- --------------------- -----------------------------------------------------------------
Everett L. Morris (72)            Director               Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                           Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present).

--------------------------------- --------------------- -----------------------------------------------------------------

--------------------------------- --------------------- -----------------------------------------------------------------
                                  POSITIONS HELD
NAME, ADDRESS AND AGE             WITH THE FUND          PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
--------------------------------- --------------------- -----------------------------------------------------------------
*James M. Oates (54)              Director               Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital
 Managing Director                                       Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                        (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                              (1995-present). Director/Trustee, Phoenix Funds
 60 State Street                                         (1987-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix
 Suite 950                                               Duff & Phelps Institutional Mutual Funds (1996-present) and
 Boston, MA 02109                                        Phoenix-Seneca Funds (2000-present). Director, AIB Govett
                                                         Funds (1991-present), Investors Financial Service Corporation
                                                         (1995-present), Investors Bank & Trust Corporation
                                                         (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                         Financial (1996-present), Command Systems, Inc.
                                                         (1998-present), Connecticut River Bancorp (1998-present) and
                                                         Endowment for Health (1999-present). Vice Chairman,
                                                         Massachusetts Housing-Partnership (1998-2000). Director, Blue
                                                         Cross and Blue Shield of New Hampshire (1994-1999).
--------------------------------- --------------------- -----------------------------------------------------------------
Herbert Roth, Jr. (71)            Director               Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
P.O. Box 909                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Sherborn, MA 01770                                       Funds (2000-present). Director, Boston Edison Company
                                                         (1978-present), Landauer, Inc. (medical services)
                                                         (1970-present), Tech Ops./Sevcon, Inc. (electronic
                                                         controllers) (1987-present), and Mark IV Industries
                                                         (diversified manufacturer) (1985-present). Member, Directors
                                                         Advisory Council, Phoenix Home Life Mutual Insurance Company
                                                         (1998-present). Director, Phoenix Home Life Mutual Insurance
                                                         Company (1972-1998).

--------------------------------- --------------------- -----------------------------------------------------------------
Richard E. Segerson (54)          Director               Managing Director, Northway Management Company (1998-present).
102 Valley Road                                          Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Managing Director, Mullin Associates
                                                         (1993-1998).

--------------------------------- --------------------- -----------------------------------------------------------------
Lowell P. Weicker, Jr. (69)       Director               Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Greenwich, CT 06830                                      Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, UST Inc. (1995-present), HPSC
                                                         Inc. (1995-present), and Compuware (1996-present) and Burroughs
                                                         Wellcome Fund (1996-present). Visiting Professor, University of Virginia (1997-present). Director, Duty Free International, Inc.
                                                         (1997). Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                         Governor of the State of Connecticut (1991-1995).

--------------------------------- --------------------- -----------------------------------------------------------------
Michael E. Haylon (42)            Executive              Director and Executive Vice President--Investments, Phoenix
                                  Vice                   Investment Partners, Ltd. (1995-present).  Director (1994-
                                  President              present), President (1995-present), Executive Vice President
                                                         (1994-1995), Vice President (1991-1994), Phoenix Investment
                                                         Counsel, Inc. Director, Phoenix Equity Planning Corporation
                                                         (1995-present). Executive Vice President, Phoenix Funds
                                                         (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                         Executive Vice President (1997-present), Vice President (1996-
                                                         1997), Phoenix Duff & Phelps Institutional Mutual Funds. Senior
                                                         Vice President, Securities Investments, Phoenix Home Life
                                                         Mutual Insurance Company (1993-1995).

--------------------------------- --------------------- -----------------------------------------------------------------

--------------------------------- --------------------- -----------------------------------------------------------------
                                  POSITIONS HELD
NAME, ADDRESS AND AGE             WITH THE FUND          PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
--------------------------------- --------------------- -----------------------------------------------------------------
John F. Sharry (48)               Executive              President, Retail Division (1999-present), Executive Vice
                                  Vice                   President, Retail Division (1997-1999), Phoenix Investment
                                  President              Partners, Ltd. President, Retail Division (1999-present),
                                                         Managing Director, Retail Distribution (1995-1999),
                                                         Phoenix Equity Planning Corporation. Executive Vice President,
                                                         Phoenix Funds, Phoenix-Aberdeen Series Fund (1998-present) and
                                                         Phoenix-Seneca Funds (2000-present). Managing Director,
                                                         Director and National Sales Manager, Putnam Mutual Funds
                                                         (1992-1995).

--------------------------------- --------------------- -----------------------------------------------------------------
James D. Wehr (43)                Senior Vice            Senior Vice President (1998-present), Managing Director, Fixed
                                  President              Income (1996-1998), Vice President (1991-1996), Phoenix
                                                         Investment Counsel, Inc. Senior Vice President (1997-present), Vice
                                                         President (1988-1997) Phoenix Multi-Portfolio Fund; Senior Vice
                                                         President (1997-present), Vice President (1990-1997) Phoenix Series
                                                         Fund; Senior Vice President (1997-present), Vice President
                                                         (1991-1997) The Phoenix Edge Series Fund; Senior Vice President
                                                         (1997-present), Vice President (1993-1997) Phoenix-Goodwin
                                                         California Tax Exempt Bonds, Inc., and Senior Vice President
                                                         (1997-present), Vice President (1996-1997) Phoenix Duff & Phelps
                                                         Institutional Mutual Funds. Senior Vice President (1997-present)
                                                         Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.,
                                                         Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix-Oakhurst
                                                         Income & Growth Fund and Phoenix-Oakhurst Strategic Allocation Fund,
                                                         Inc. Managing Director, Public Fixed Income, Phoenix Home Life
                                                         Insurance Company (1991-1995).

--------------------------------- --------------------- -----------------------------------------------------------------
  Steven L. Colton (41)           Vice President         Managing Director, Value Equities, Phoenix Investment Counsel,
                                                         Inc. (1997-present). Vice President, The Phoenix Edge Series
                                                         Fund, Phoenix Series Fund, and Phoenix Equity Series Fund
                                                         (1997-present). Vice President, Phoenix-Oakhurst Income &
                                                         Growth Fund and Phoenix-Oakhurst Strategic Allocation Fund,
                                                         Inc. (1998-present). Vice President/Senior Portfolio Manager,
                                                         American Century Investment Management (1987-1997). Portfolio
                                                         Manager, American Century/Benham Equity Growth Fund
                                                         (1991-1996) and American Century/Benham Utilities Income Fund
                                                         (1993-1997).
--------------------------------- --------------------- -----------------------------------------------------------------
Robert S. Driessen (52)           Vice President         Vice President and Compliance Officer, Phoenix Investment
                                  and Assistant          Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                  Secretary              Inc. (1999-present). Vice President, Phoenix Funds,
                                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1999-present) and Phoenix-Seneca
                                                         Funds (2000-present). Compliance Officer (2000-present) and
                                                         Associate Compliance Officer (1999), PXP Securities Corporation.
                                                         Vice President, Risk Management Liaison, Bank of America
                                                         (1996-1999). Vice President, Securities Compliance, The
                                                         Prudential Insurance Company of America (1993-1996). Branch
                                                         Chief/Financial Analyst, Securities and Exchange Commission,
                                                         Division of Investment Management (1972-1993).

--------------------------------- --------------------- -----------------------------------------------------------------

--------------------------------- --------------------- -----------------------------------------------------------------
                                  POSITIONS HELD
NAME, ADDRESS AND AGE             WITH THE FUND          PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
--------------------------------- --------------------- -----------------------------------------------------------------
Christopher J. Kelleher (43)      Vice                   Managing Director, Fixed Income (1996-present), Vice President
                                  President              (1991-1996), Phoenix Investment Counsel, Inc. Vice President,
                                                         Phoenix Series Fund (1989-present), The Phoenix Edge Series
                                                         Fund (1989-1997 and 1998-present) and Vice President,
                                                         Phoenix-Oakhurst Income & Growth Fund. Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-1998). Portfolio Manager,
                                                         Public Bonds, Phoenix Home Life Insurance Company (1991-1995).

--------------------------------- --------------------- -----------------------------------------------------------------
William R. Moyer (55)             Vice                   Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.           President              (1999-present), Senior Vice President and Chief Financial Officer
PO Box 2200                                              (1995-1999), Phoenix Investment Partners, Ltd. Director
Enfield, CT 06083-2200                                   (1998-present), Senior Vice President, (1990-present), Chief
                                                         Financial Officer (1996-present), Finance (until 1996) and
                                                         Treasurer (1994-1996 and 1998-present), Phoenix Equity Planning
                                                         Corporation. Director (1998-present), Senior Vice President
                                                         (1990-present), Chief Financial Officer (1996-present) and
                                                         Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                         Treasurer (1999-present), Senior Vice President and Chief Financial
                                                         Officer (1996-1999), Duff & Phelps Investment Management Co. Vice
                                                         President, Phoenix Funds (1990-present), Phoenix-Aberdeen Series
                                                         Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                         present). Executive Vice President, Phoenix-Seneca Funds (2000-
                                                         present). Vice President, Investment Products Finance, Phoenix
                                                         Home Life Mutual Insurance Company (1990-1995).

--------------------------------- --------------------- -----------------------------------------------------------------
Nancy G. Curtiss (47)             Treasurer              Vice President, Fund Accounting (1994-present) and Treasurer
                                                         (1996-present), Phoenix Equity Planning Corporation.
                                                         Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1995-present), Phoenix-Aberdeen
                                                         Series Fund (1996-present) and Phoenix-Seneca Funds (2000-
                                                         present). Second Vice President and Treasurer, Fund Accounting,
                                                         Phoenix Home Life Mutual Insurance Company (1994-1995). Various
                                                         positions with Phoenix Home Life Insurance Company (1987-1994).
--------------------------------- --------------------- -----------------------------------------------------------------
G. Jeffrey Bohne (52)             Secretary and Clerk    Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                        Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                     Operations (1993-1996), Senior Vice President, Mutual Fund
                                                         Customer Service (1999-present) and Vice President, Mutual Fund
                                                         Customer Service (1996-1999), Phoenix Equity Planning
                                                         Corporation. Secretary/Clerk, Phoenix Funds (1993-present),
                                                         Phoenix Duff & Phelps Institutional Mutual Funds (1996-present),
                                                         Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present).
--------------------------------- --------------------- -----------------------------------------------------------------

      For services rendered to the Fund for the fiscal year ended December 31, 1999, the Directors received aggregate remuneration of $12,195. For services on the Boards of Directors of the Phoenix Funds, each Director who is not a full-time employee of Phoenix or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Directors. Costs are allocated equally to each of the series and funds within the fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of Phoenix who are interested persons are compensated by Phoenix and receive no compensation from the Fund.

CURRENT BOARD COMMITTEES AND MEETINGS

      The Board of Directors has an Audit Committee and a Nominating Committee. The Audit Committee of the Fund consists of four of the Directors who are not interested persons of the Fund (i.e., the "independent Directors"). The Audit Committee meets with the Fund's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Directors. The Audit Committee currently consists of
E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held three meetings during the fiscal year ended December 31, 1999.

      The Nominating Committee consists of four Directors who are not interested persons of the Fund. It recommends to the Board of Directors persons to be elected as Directors. During the fiscal year ended December 31, 1999, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Directors. The Nominating Committee currently consists of Robert Chesek, Harry Dalzell-Payne, Leroy Keith Jr. and Herbert Roth, Jr. It will consider individuals proposed by a shareholder for election as a Director. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Director of the Fund.

      The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Trustees.

      The Board of Directors held five meetings during the fiscal year ended December 31, 1999. Each Director, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Director was a member which were held during his tenure.

      For the Fund's last fiscal year, the Directors received the following compensation:

                                                                                                  TOTAL COMPENSATION FROM
                                     AGGREGATE       PENSION OR RETIREMENT    ESTIMATED ANNUAL     FUND AND FUND COMPLEX
                                   COMPENSATION       BENEFITS ACCRUED AS       BENEFITS UPON        (37 FUNDS) PAID TO
NAME                                 FROM FUND       PART OF FUND EXPENSES       RETIREMENT              DIRECTORS
----                                 ---------       ---------------------       ----------              ---------

Robert Chesek                         $1,155                                                              $63,750
E. Virgil Conway(1)                   $1,500                                                              $83,250
Harry Dalzell-Payne(1)                $1,355                                                              $95,000
Francis E. Jeffries                   $1,100*            None for any           None for any              $61,000
Leroy Keith, Jr.                      $1,155               Director               Director                $63,750
Philip R. McLoughlin(1)               $    0                                                              $     0
Everett L. Morris(1)                  $1,000*                                                             $57,750
James M. Oates(1)                     $1,300                                                              $72,250
Herbert Roth, Jr.(1)                  $1,080                                                              $59,250
Richard E. Segerson                   $1,300                                                              $72,000
Lowell Weicker, Jr.                   $1,250                                                              $68,750

------------------
      *This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At March 31, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $507,603, $194,387, $180,843 and $100,929, respectively. At present, by agreement among the Fund, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

      (1) Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

INVESTMENT ADVISER, UNDERWRITER AND FINANCIAL AGENT

      Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480 is the Fund's investment adviser.

      Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Fund's underwriter and as the Fund's financial agent.

OTHER BUSINESS

      The Board of Directors of the Fund knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

      The Fund does hold annual meetings of shareholders. There will normally be a meeting of shareholders for the purpose of electing Directors of the Fund. After the reorganization, the Delaware Trust will not be required to hold an annual meeting of shareholders. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of the Fund should send their written submissions to the principal executive offices of the Fund at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this__ day of _______, 2000, by and between Phoenix-Oakhurst Strategic Allocation Fund, Inc., a Massachusetts corporation (the "Predecessor Corporation"), on behalf of the Phoenix-Oakhurst Strategic Allocation Fund, Inc. series (the "Predecessor Fund"), and Phoenix-Oakhurst Strategic Allocation Fund, a Delaware business trust (the "Successor Trust"), on behalf of its Phoenix-Oakhurst Strategic Allocation Fund series (the "Successor Fund").

      All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Corporation or the Successor Trust, respectively, on behalf of the respective portfolio series.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund ("New Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Predecessor Corporation and the Successor Trust are each open-end, registered investment companies of the management type; and

      WHEREAS, the Board of Trustees of the Predecessor Corporation and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Corporation and the Successor Trust, respectively, that the assets of the Predecessor Corporation be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    PLAN OF REORGANIZATION

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Corporation agrees to transfer all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Corporation a number of full and fractional New Shares of each class of the Successor Fund equal to the number of shares of the corresponding class of the Predecessor Fund as of the time and date set forth in Article 2 and (ii) to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

      1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

      1.3 Immediately upon delivery to the Predecessor Fund of the New Shares, the Predecessor Fund, as the then sole shareholders of the Successor Fund, shall
(i) with the exception of Calvin J. Pedersen, elect as trustees of the Trust the persons who currently serve as directors of the Predecessor Corporation; (ii) approve an Investment Management Agreement between the Successor Trust, on behalf of the Successor Fund and Phoenix Investment Counsel, Inc. (the "Investment Manager"), and (iii) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Fund.

      1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Fund will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Corporation pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Corporation shall take all steps necessary to effect a complete liquidation of the Predecessor Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Corporation and shall take all other steps necessary to effect such dissolution.

2.    CLOSING AND CLOSING DATE

      2.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

      2.2 The Predecessor Corporation shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund and the class of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Corporation or provide evidence satisfactory to the Predecessor Corporation that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.    REPRESENTATIONS AND WARRANTIES

      3.1 The Predecessor Corporation, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

              (i) the Predecessor Corporation is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

              (ii) the Predecessor Corporation has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

              (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

              (iv) this Agreement has been duly executed by the Predecessor Corporation on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

              (v) neither the execution and delivery of this Agreement by the Predecessor Corporation on behalf of the Predecessor Fund, nor the consummation by the Predecessor Corporation on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Articles of Organization or By-Laws of the Predecessor Corporation, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Corporation is a party or by which the Predecessor Corporation or any of its assets is subject or bound; and

              (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Corporation on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Corporation, other than as shall be obtained at or prior to the Closing.

       3.2 The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

              (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

              (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

              (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

              (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

              (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

              (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.    CONDITIONS PRECEDENT

      4.1 The obligations of the Predecessor Corporation on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

              (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Corporation on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

              (ii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

              (iii) All representations and warranties of the Predecessor Corporation on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Corporation acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;

              (iv) All representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Corporation on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Corporation on behalf of the Predecessor Fund;

              (v) The Predecessor Corporation on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received an opinion from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

              (vi) A vote approving this Agreement shall have been adopted by at least a majority of the outstanding Class A and Class B shares of the Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of the Predecessor Fund duly called for such purpose (the "Special Meeting").

5.    EXPENSES

      5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      5.2 All of the costs of solicitation of proxies, including the cost of the proxy solicitation firm, printing and mailing costs, shall be borne by the Successor Fund. All of the remaining expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

6.    ENTIRE AGREEMENT

      The Successor Trust and the Predecessor Corporation agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.    TERMINATION

      This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors or Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Corporation, or their respective Directors, Trustees or officers, to the other party.

8.    AMENDMENTS

      This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Corporation and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Corporation pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.    NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

      10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      10.5 It is expressly agreed that the obligations of the Predecessor Corporation hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Predecessor Corporation personally, but shall bind only the trust property of the Predecessor Corporation, as provided in the charter of the Predecessor Corporation. The execution and delivery by such officers of the Predecessor Corporation shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Corporation as provided in the charter of the Predecessor Corporation. The Predecessor Corporation is a series company with a single series and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor Corporation arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.

      10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with a single series and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Fund and the Predecessor Corporation shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Fund.

      10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ATTEST                                    PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.,
                                          a Massachusetts corporation

Name: _____________________________       By: ________________________________________________
Title:                                    Name:
                                          Title:




ATTEST                                    PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND,
                                          a Delaware business trust


Name: ____________________________        By: ________________________________________________
Title:                                    Name:
                                          Title:

                PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                1 (800) 243-1574

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               September 14, 2000

                                      PROXY

         The undersigned shareholder of Phoenix-Oakhurst Strategic Allocation Fund, Inc. (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on September 14, 2000 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  DIRECTORS OF THE FUND WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS FOR PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.

1.   To approve an Agreement and Plan of              For     Against    Abstain
     Reorganization which provides for the            [  ]    [  ]       [  ]
     reorganization of Phoenix-Oakhurst Strategic
     Allocation Fund, Inc. as a Delaware business trust.

     TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

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Signature (PLEASE SIGN WITHIN BOX)                                 Date
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Signature (Joint Owners)                                           Date